Bank borrowings (Tables) - Bank borrowings	12 Months Ended
Mar. 31, 2019
Bank borrowings
Analysis of bank borrowings

	As of March 31
	2018	2019
	(in millions of RMB)
Current portion:
Short-term other borrowings (i)	6,028	7,356

Non-current portion:
US$4.0 billion syndicated loan denominated in US$ (ii)	24,957	26,780
Long-term other borrowings (iii)	9,196	8,647
	34,153	35,427

(i)

As of March 31, 2018 and 2019, the Company had short-term borrowings from banks which were repayable within one year or on demand and charged interest rates ranging from 2.2% to 6.1% and 2.9% to 19.0% per annum, respectively. As of March 31, 2019, the weighted average interest rate of these borrowings was 4.1% per annum. The borrowings are primarily denominated in RMB or US$.

(ii)

As of March 31, 2018 and 2019, the Company had a five-year US$4.0 billion syndicated loan, which was entered into with a group of eight lead arrangers. The loan has a five-year bullet maturity and is priced at 110 basis points over LIBOR. The related floating interest payments are hedged by certain interest rate swap contracts entered into by the Company. The proceeds of the loan were used for general corporate and working capital purposes (including acquisitions). In May 2019, the loan terms were modified such that the interest rate of the loan was reduced to 85 basis points over LIBOR and the maturity of the loan was extended to May 2024.

(iii)

As of March 31, 2018 and 2019, the Company had long-term borrowings from banks with weighted average interest rates of approximately 4.5% and 4.6% per annum, respectively. The borrowings are all denominated in RMB.

Schedule of borrowings under the credit facilities are due

Principal amounts
(in millions of RMB)
Within 1 year	7,358
Between 1 to 2 years	841
Between 2 to 3 years	27,986
Between 3 to 4 years	577
Between 4 to 5 years	559
Beyond 5 years	5,576
42,897